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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2002





                             J.D. EDWARDS & COMPANY
             (exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 000-23091


           DELAWARE                                            84-0728700
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                          Identification Number)


     ONE TECHNOLOGY WAY, DENVER, CO                              80237
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (303) 334-4000



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ITEM 5. OTHER EVENTS

On January 2, 2002, founder C. Edward McVaney retired from President and Chief Executive Officer of J.D. Edwards & Company. The Company's board of directors appointed Robert M. Dutkowsky to serve as President and Chief Executive Officer on the same day. Mr. McVaney will remain as Chairman of the Board until the Company's Annual Meeting of Stockholders in March 2002, at which time Mr. Dutkowsky will assume the additional duty of Chairman of the Board. Mr. McVaney will continue as a director on the Board of Directors.

The Company's press release related to the retirement of Mr. McVaney and the appointment of Mr. Dutkowsky announced on January 3, 2002 is included in this Current Report on Form 8-K as exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       J.D. EDWARDS & COMPANY

January 18, 2002                       By: /s/ RICHARD G. SNOW, JR.
                                          --------------------------------------
                                          Name:  Richard G. Snow, Jr.
                                          Title: Vice President, General Counsel
                                                 and Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
99.1                    PRESS RELEASE